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                                                                    Exhibit 10.9


                             [SMITH BROTHERS LOGO]


February 9, 2005


Mr. Jim Smith
JDS Properties, LLC
7833 I-35
Denton, Texas 76207
 (via FedEx)


Dear Jim:

We are looking forward to another successful year, after the grand re-opening of the Smith Brothers flagship store in 2004, as well as the continued growth of the Smith Brothers catalog.

As we continue our success together, please consider this official notice that we intend to exercise our first of two options to extend the term of our lease, for five additional years, effective March 1, 2005.

Under the terms of the lease, we need to receive from you a calculation of the rent adjustment under Article 3, subparagraph B, which is based upon specific Consumer Price Index data.

Please forward that calculation for our review and approval at your earliest opportunity.

Sincerely,

/s/ Stephen L. Day

Stephen L. Day
President
Smith Brothers, Inc.


Cc:      Michael Bruns - Controller
         Cole Smith - General Manager

         Shipping: P.O. Box 1100 - 525 Great Road - Littleton, MA 01460
                          7833 I-35 - Denton, TX 76207